Exhibit 4.13

AMENDMENT AND LIMITED WAIVER TO THE NOTE AGREEMENTS

This AMENDMENT AND LIMITED WAIVER TO THE NOTE AGREEMENTS (this “Amendment and Waiver”) is dated as of March 16, 2010 and is made with reference to (i) that certain Purchase Agreement dated as of July 17, 2006 (as amended by that certain First Amendment to Purchase Agreement dated as of March 12, 2008, that certain Second Amendment to Purchase Agreement dated as of September 26, 2008, that certain Amendment and Limited Waiver to the Note Agreements dated as of April 1, 2009 (the “April Amendment”), and that certain Amendment and Limited Waiver to the Note Agreements dated as of June 22, 2009 (the “June Amendment”)), among NextWave Wireless LLC, a Delaware limited liability company (“NextWave”), certain guarantors named therein, certain purchasers named therein and The Bank of New York Mellon (“BONY”), as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “First Lien Purchase Agreement”), (ii) that certain Second Lien Subordinated Note Purchase Agreement dated as of October 9, 2008 (as amended by the April Amendment and the June Amendment and as supplemented by that certain Second Lien Incremental Indebtedness Agreement dated as of July 2, 2009), among NextWave, NextWave Wireless Inc., a Delaware corporation (“Parent”), certain guarantors named therein, certain purchasers named therein and BONY, as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Second Lien Purchase Agreement”), and (iii) that certain Third Lien Subordinated Exchange Note Exchange Agreement dated as of October 9, 2008 (as amended by the April Amendment and the June Amendment), among NextWave, Parent, certain guarantors named therein, certain purchasers named therein and BONY, as Collateral Agent (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Third Lien Exchange Agreement”, and together with the First Lien Purchase Agreement and the Second Lien Purchase Agreement, each a “Note Agreement” and, collectively, the “Note Agreements”).  Capitalized terms used, but not defined herein, shall have the respective meanings ascribed thereto in the applicable Note Agreement.

WHEREAS, NextWave has requested to extend the Maturity Date of all Notes issued under the First Lien Purchase Agreement to July 17, 2011, subject to extension to October 17, 2011 as described herein, and to extend the Maturity Date of all Notes issued under the Second Lien Purchase Agreement to November 30, 2011 (collectively, the “Maturity Extension”);

WHEREAS, the noteholders party hereto are willing to consent to the Maturity Extension and make certain amendments to the Note Agreements as set forth below in order to facilitate the Maturity Extension;

WHEREAS, as an inducement to the Maturity Extension, (i) NextWave and Parent are willing to increase the interest payable under each Note Agreement for only those Notes held by the noteholders signatory hereto, in each case on the terms set forth herein, (ii) NextWave, Parent and the Required Holders under each Note Agreement are willing to authorize the issuance of additional Notes under the applicable Note Agreement(s) to the noteholders signatory hereto in payment of a one-time amendment fee (collectively, the “Fee Notes”) and (iii) NextWave and the Required Holders under each Note Agreement are willing to authorize the issuance of additional Notes under the First Lien Purchase Agreement in the event of the Automatic Extension on the terms set forth herein;

WHEREAS, one or more Defaults or Events of Default may occur under Section 5.26 of the First Lien Purchase Agreement and Section 5.27 of the Second Lien Purchase Agreement relating to the delivery of a Six-Month Budget for the period beginning on March 28, 2010 and the related monthly report for March 2010 and the noteholders party hereto are willing to defer delivery of the Six-Month Budget and waive delivery of the Six-Month Budget and compliance with such sections until April 30, 2010 (the “Deferral Date”);

WHEREAS, the noteholders party hereto are willing to permit amendment of the First Lien Purchase Agreement in order to permit the use of Net Proceeds received after the date hereof to redeem all Notes held by those Holders under the First Lien Purchase Agreement that are not, as of the date hereof, also Holders under the Second Lien Purchase Agreement, as set forth an Annex I to this Amendment and Waiver (including any replacement therefor in accordance with Section 9(b) hereof, the “Priority Notes”) before redeeming any other Notes outstanding under the First Lien Purchase Agreement;

WHEREAS, certain Holders are willing to purchase up to $25,000,000 in aggregate Stated Value of additional Notes to be issued after the date hereof under the First Lien Purchase Agreement (such Notes, together with any increase in principal amount for future payment-in-kind interest, the “Senior Incremental Notes”);

WHEREAS, the noteholders party hereto are willing to amend the applicable Note Agreements in order to permit NextWave, after redemption of all Priority Notes, to retain up to $37,500,000 of net proceeds from Asset Sales received after the date hereof, less net proceeds from any issuances of Senior Incremental Notes, for general working capital purposes and Permitted Investments of Parent, NextWave and its Subsidiaries;

WHEREAS, the noteholders party hereto are willing to permit the issuance of the Senior Incremental Notes, and to make certain related amendments to the Note Agreements;

WHEREAS, in order to increase the working capital funds available for use by NextWave and its Subsidiaries, the requisite Holders under each of the First Lien Purchase Agreement and the Second Lien Purchase Agreement are willing to amend the respective Note Agreements to decrease the Minimum Balance Condition to $1,000,000; and

WHEREAS, the noteholders party hereto are willing to amend or waive certain additional provisions of the Note Agreements on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises set forth herein and in order to induce the noteholders party hereto to enter into this Amendment and Waiver and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Waivers and Consents Relating to Maturity Extension, Issuance of Fee Notes and Additional First Lien Notes in Automatic Extension and Interest Rate Increases.  Subject to the terms and conditions of this Amendment and Waiver, and solely to the extent described herein (i) the Required Holders under the First Lien Purchase Agreement hereby waive compliance with Section 5.29 of the First Lien Purchase Agreement and provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the Second Lien Notes, the issuance of the Fee Notes and the increase in the interest rate payable to the noteholders party hereto under the Second Lien Purchase Agreement and the Third Lien Exchange Agreement, (ii) the Required Holders under the Second Lien Purchase Agreement hereby waive compliance with Section 5.26 of the Second Lien Purchase Agreement and provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the First Lien Notes, the issuance of the Fee Notes, the issuance of additional First Lien Notes in the event of the Automatic Extension and the increase in the interest rate payable to the noteholders party hereto under the First Lien Purchase Agreement and the Third Lien Exchange Agreement, and (iii) the Required Holders under the Third Lien Exchange Agreement hereby provide their consent pursuant to Section 7.01 of the Intercreditor Agreement to permit the Maturity Extension of the First Lien Notes, the issuance of the Fee Notes, the issuance of additional First Lien Notes in the event of the Automatic Extension and the increase in the interest rate payable to the noteholders party hereto under the First Lien Purchase Agreement and the Second Lien Purchase Agreement.

Section 2. Waiver of Potential Budget Defaults.  Subject to the terms and conditions of this Amendment and Waiver, and solely to the extent described herein (i) the requisite Holders under the First Lien Purchase Agreement hereby waive compliance with Section 5.26 of the First Lien Purchase Agreement until the Deferral Date, and (ii) the requisite Holders under the Second Lien Purchase Agreement hereby waive compliance with Section 5.27 of the Second Lien Purchase Agreement until the Deferral Date, in each case to provide NextWave additional time for the preparation of the required Six-Month Budget, it being further understood and agreed that (A) the Six-Month Budget to be delivered on the Deferral Date shall be prepared for the six month period commencing on March 28, 2010 (the “Second Quarter Six-Month Budget”), and (B) the first monthly report to be delivered pursuant to Section 5.26(b) of the First Lien Purchase Agreement and Section 5.27(b) of the Second Lien Purchase Agreement shall be delivered by April 30, 2010, shall be prepared as of March 28, 2010 and will certify as to the Budget Condition in comparison to the opening balance of the Second Quarter Six-Month Budget.

Section 3. Miscellaneous Waivers and Acknowledgements.

(a) Lien on Interest in NextWave Argentina SA.  Subject to the terms and conditions of this Amendment and Waiver, the noteholders party hereto hereby waive compliance with Section 5.12 of each Note Agreement solely in order to permit a Lien to be granted on the Company’s interests in NextWave Argentina SA and/or its Subsidiaries in connection with a proposed Asset Sale of the Company’s interests in such Subsidiary or such Subsidiary’s Spectrum Holdings.

(b) Termination of Subordination Arrangements under the First Lien Purchase Agreement.  Each Holder under the First Lien Purchase Agreement hereby acknowledges that, upon the effectiveness of this Amendment and Waiver, those certain Subordination Acknowledgements delivered as of April 1, 2009 by Avenue Special Situations Fund V, L.P., Avenue Special Situations Fund IV, L.P. and Avenue Investments, L.P. with respect to the amount equal to 500 basis points per annum (out of the total of 1200 basis points per annum) of the PIK Principal Amount added to the outstanding principal amount of the PIK Notes shall terminate and shall be of no further force and effect.

Section 4. Limitation of Waiver.  Each limited waiver set forth above shall be limited precisely as written and relate solely to the noncompliance of the Note Parties with the provisions of the Note Agreements referenced therein in the manner and to the extent described in Sections 1, 2 and 3 of this Amendment and Waiver.  Except as explicitly set forth herein, nothing in this Amendment and Waiver shall be deemed to constitute an amendment of or a waiver of compliance by any Note Party with respect to the Note Agreements in any other instance or with respect to any other term, provision or condition of any of the Note Agreements or any other instrument or agreement referred to therein.  Except as expressly set forth herein, the terms, provisions and conditions of the Note Agreements, as previously amended and waived in writing, shall remain in full force and effect and in all other respects are hereby ratified and confirmed, and nothing in this Amendment and Waiver shall be deemed to prejudice any right or remedy that any Holder may now have (except to the extent the same was based upon existing defaults that will not exist after giving effect to this Amendment and Waiver) or may have in the future under or in connection with any Note Agreement or any other instrument or agreement referred to therein.

Section 5. Amendments to First Lien Purchase Agreement.

(a) Maturity Date, Senior Incremental Notes and Interest Rate Amendments.

(i) The cover page of the First Lien Purchase Agreement is hereby amended by deleting the year “2010” and replacing it with the year “2011”.

(ii) Section 1.1(a) of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“(a)           The Company has authorized and issued $350,000,000 aggregate Stated Value of its Senior Secured Notes due July 17, 2011 (the “Initial Notes”).  The Initial Notes were issued in the form attached hereto as Exhibit A and at the purchase price set forth on Schedule 1.2A, with original issue discount as further described below.  After the date hereof, the Company may issue from time to time to one or more Holders or their Affiliates up to $25,000,000 aggregate Stated Value of additional notes in the form attached hereto as Exhibit A-1 at the agreed price set forth in connection with such issuance on a supplemental Schedule 1.2A, which shall not reflect original issue discount (the “Senior Incremental Notes” and, together with the Initial Notes, each a “Note” and, collectively, the “Notes”).  Each of the Holders and the Note Parties hereby consents to and shall execute and deliver any other documents, instruments, amendments or modifications to this Agreement or any other Note Document as necessary to reflect the issuance of the Senior Incremental Notes.  The Notes have been and shall at all times be secured pursuant to the Collateral Documents and guarantied by the Guarantors and the Parent in accordance with this Agreement.  Interest will accrue on the Principal Amount of the Notes at the Applicable Interest Rate, payable semi-annually in arrears on each Interest Payment Date in accordance with Section 1.1(b) (except for Payment Default Interest, which shall be payable on demand in cash) and as further described in this Agreement and the Notes.  The Notes are subject to optional redemption, mandatory redemption and an obligation to make a repurchase offer upon the occurrence of a Change of Control, in each case as further set forth in this Agreement and the Notes.”

(iii) Section 1.1(b) of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“(b)           On each applicable Interest Payment Date, at the Company’s election (each such election, a “PIK Election”) in lieu of a cash payment of interest, any given payment of interest on the Notes (other than payments of Payment Default Interest, which shall be payable on demand in cash) may be paid in kind by increasing the outstanding Principal Amount under such Notes by the PIK Amount which has accrued as of such Interest Payment Date.  It shall be presumed, without any further action on the part of the Company, that the Company is electing to pay all future payments of interest on the Notes by making a PIK Election unless the Company has, no later than two (2) Business Days prior to each relevant Interest Payment Date, delivered to the Holders of the Notes written notice that the Company intends to make a cash payment of interest in lieu of a PIK Election for such Interest Payment Date.”

(iv) A new Section 5.30 is hereby added to Article V of the First Lien Purchase Agreement as follows:

“5.30           Notice of Automatic Maturity Extension.

At any time prior to July 17, 2011, the Company shall be entitled to provide written notice to the Holders certifying that both (x) an Asset Sale (or series of related Asset Sales), the Net Proceeds of which would be adequate to redeem all Notes then outstanding is pending as of July 17, 2011, and (y) such Asset Sale (or series of related Asset Sales) is pending and documented pursuant to a definitive agreement and has not been consummated and is not, as of such date of notice, reasonably likely to be consummated by July 17, 2011 due solely to ongoing review of such proposed transaction(s) by the FCC or similar Governmental Authority with regulatory oversight of Spectrum Holdings.  Subject to the terms of this Section 5.30, upon transmission of such written notice, (i) the Company will be obligated to pay a one-time fee to each of the Holders equal to 2% of the aggregate amount of all outstanding principal and accrued and unpaid interest due on the Notes held by each respective Holder as of the date of such notice, payable in kind through the issuance of additional Notes, which Notes shall be deemed to be issued on July 17, 2011, shall not include original issue discount, and will accrue interest from such date, and (ii) the Maturity Date shall automatically be extended to October 17, 2011 (an “Automatic Extension”).

(v) The definition of “Applicable Interest Rate” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Applicable Interest Rate” means (i) prior to January 15, 2010, a rate of 9% per annum (provided that for any payments of interest pursuant to a PIK Election made prior to March 16, 2010, the Applicable Interest Rate shall be 14% per annum), (ii) from January 15, 2010 through March 15, 2010, a rate of 14% per annum, and (iii) on and after March 16, 2010, a rate of 15% per annum; provided, that, in each of the above subclauses (i), (ii), and (iii) during any period of time when a Budget Default or any Payment Default has occurred and is continuing, the Applicable Interest Rate shall be increased to include Budget Default Interest or Payment Default Interest, respectively.”

(vi) The definitions of “Asset Sale Default” and “Asset Sale Default Interest” in the First Lien Purchase Agreement are hereby deleted in their entirety.

(vii) A definition of “Automatic Extension” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Automatic Extension” has the meaning set forth in Section 5.30.”

(viii) A definition of “Daily Interest Rate” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

“Daily Interest Rate” means, as of each date of determination, the quotient of (i) the Applicable Interest Rate divided by (ii) 360.”

(ix) A definition of “Interest Payment Date” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Interest Payment Date” means each January 15 and July 15, except if such day is not a Business Day, the next succeeding Business Day shall be considered the Interest Payment Date.”

(x) The definition of “Maturity Date” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means July 17, 2011; provided, that if the Company has provided notice of an Automatic Extension pursuant to Section 5.30 hereof, then the Maturity Date shall automatically be extended to October 17, 2011, effective as of July 17, 2011.”

(xi) The definition of “PIK Notes” in Article IX of the First Lien Purchase Agreement is hereby deleted in its entirety.

(xii) The definition of “PIK Principal Amount” in Article IX of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““PIK Amount” means, as of any date of determination, an amount to be added to the outstanding Principal Amount under each Note on such date equal to the product of (i) the number of days since the immediately preceding Interest Payment Date, multiplied by (ii) the weighted average Daily Interest Rate during such period multiplied by (iii) the Principal Amount of the applicable Note outstanding as of the immediately preceding Interest Payment Date (or in the case of the first interest period for each Note from the corresponding PIK Election, the date of such PIK Election), subject to any reduction in the Principal Amount of the applicable Note as a result of any repayment of the principal of such Note prior to such date of determination in accordance with the terms hereof.”

(xiii) A definition of “Principal Amount” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Principal Amount” means, with respect to any Note, as of the date of determination, the Stated Value of such Note, plus the aggregate of all PIK Amounts accrued prior to or on such date of determination, and minus the aggregate amount of any repayments of principal or interest made prior to such date of determination in accordance with the terms of the Notes.”

(xiv) The definition of “Second Lien Notes” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Second Lien Notes” means (i) the $105,263,157 in aggregate principal amount of senior-subordinated secured second lien notes of the Company due November 30, 2011 issued on October 9, 2008 plus (ii) any senior-subordinated secured second lien notes of the Company due

November 30, 2011 evidencing any Incremental Indebtedness, or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Second Lien Purchase Agreement and the Intercreditor Agreement.  After any refinancing, extension or replacement of any Indebtedness under such senior-subordinated secured second lien notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “Second Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

(xv) A definition of “Senior Incremental Notes” is hereby added alphabetically to Article IX of the First Lien Purchase agreement as follows:

““Senior Incremental Notes” has the meaning set forth in Section 1.1(a).”

(xvi) A definition of “Stated Value” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Stated Value” means the original principal amount of each Note as of the issuance date of such Note.”

(xvii) The definition of “Third Lien Indebtedness” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Third Lien Indebtedness” means Indebtedness of the Parent (and any related guaranties by the Company or its Subsidiaries) pursuant to its third lien subordinated secured convertible notes in the aggregate principal amount of $478,294,966, or, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Third Lien Exchange Agreement and the Intercreditor Agreement, with the holder(s) of such Indebtedness to have a third priority lien on the Collateral (which Collateral shall otherwise remain unencumbered except as permitted under the Note Documents).  The Third Lien Indebtedness must have a maturity date that is later than the Maturity Date on the Notes and shall remain subject to the Intercreditor Agreement (as defined in the Second Lien Note Purchase Agreement).”

(xviii) Exhibit A to the First Lien Purchase Agreement is hereby amended and restated in its entirety in the form attached as Annex II to this Amendment and Waiver.

(xix) A new Exhibit A-1 is hereby inserted between Exhibit A and Exhibit B of the First Lien Purchase Agreement in the form attached as Annex III to this Amendment and Waiver.

(b) Use of Asset Sale Proceeds.

(i) Section 8.1 of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“8.1           Optional Redemption; Mandatory Redemption.

(a)           The Company may at any time redeem all of the Notes, or  any portion of the Notes (in a minimum of $5,000,000 and integral multiples of $1,000,000), upon not less than 30 nor more than 60 days’ prior written notice, at a redemption price equal to the sum of (i) the principal amount of the Notes to be redeemed plus (ii) accrued and unpaid interest with respect to the principal amount of the Notes to be redeemed as of the applicable redemption date.

(b)           Within three Business Days of any Asset Sale, the Company shall make a redemption of Notes in an amount equal to the Net Proceeds of such Asset Sale, at a redemption price equal to the sum of (i) the principal amount of the Notes to be redeemed plus (ii) all accrued and unpaid interest with respect to the principal amount of the Notes to be redeemed as of the applicable redemption date; provided, that the Company shall not be required to redeem Notes hereunder until the aggregate principal amount of Notes to be redeemed shall exceed $2,500,000.

(c)           Any redemption pursuant to this Section 8.1 shall be made pursuant to the provisions of Sections 8.2 through 8.6 hereof.”

(ii) Section 8.2 of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“8.2           Selection of Notes to Be Redeemed or Purchased.

If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time, the Company will redeem or purchase Notes in the following order: (i) first, after March 16, 2010 (and only if no Event of Default has occurred and is continuing), until such time as all outstanding Priority Notes have been redeemed, the Priority Notes pro rata based on the respective percentage of all outstanding principal and accrued and unpaid interest on all Priority Notes as of the date of such redemption, (ii) second, after the repayment of all Priority Notes (and only if no Event of Default has occurred and is continuing), the Senior Incremental Notes pro rata based on their respective percentage of all outstanding principal and accrued and unpaid interest on all Senior Incremental Notes as of the date of such redemption, and (iii) thereafter (or if an Event of Default has occurred and is continuing), all Notes then outstanding, pro rata based on their respective percentage of outstanding principal and accrued and unpaid interest on all Notes as of the date of such redemption.”

(iii) The definition of “Make-Whole Amount” in Article IX of the First Lien Purchase Agreement is hereby deleted in its entirety.

(iv) The definition of “Net Proceeds” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Net Proceeds” means, with respect to any Asset Sale, an amount equal to the product of (x) the then-applicable Redemption Percentage multiplied by (y) the cash proceeds of such Asset Sale net of bona fide direct costs of sale including, without limitation, (i) income taxes actually paid or reasonably estimated to be actually payable, as the case may be, as a result of such Asset Sale, (ii) transfer, sales, use and other taxes payable in connection with such Asset Sale, (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Indebtedness under the Notes) that is secured by a Lien on the stock or assets in question or Indebtedness that is required to be repaid under the terms thereof as a result of such Asset Sale, (iv) brokers’ and financial advisors’ commissions and reasonable fees and expenses of counsel and other advisors (including, without limitation, accountants and investment bankers) and other reasonable costs and expenses incurred or estimated to be incurred in connection with such Asset Sale, (v) amounts to be paid to third parties having a beneficial interest in the assets sold, and (vi) reasonable reserves against indemnities or other obligations (so long as such indemnity or other obligations are outstanding) in respect of post-closing and purchase price adjustments (including adjustments related to the performance or results of any divested or acquired business) in connection with the acquisition or disposition of assets permitted hereunder.”

(v) A definition of “Net Retained Proceeds” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Net Retained Proceeds” means the aggregate net proceeds retained by the Company, Parent, or any of their respective Subsidiaries in one or any series of Asset Sales occurring after the redemption in full of all Priority Notes, plus all net proceeds of any Senior Incremental Notes.”

(vi) A definition of “New Net Proceeds” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““New Net Proceeds” means the aggregate Net Proceeds received by the Company, Parent, or any of their respective Subsidiaries from and after March 16, 2010 in one or any series of Asset Sales, as calculated assuming (solely for purposes of this definition) a Redemption Percentage of 100% in the definition of “Net Proceeds.””

(vii) A definition of “Priority Notes” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Priority Notes” means (i) those Notes identified on Annex I to that certain Amendment and Limited Waiver to the Note Agreements, dated as of March 16, 2010, (ii) the additional Notes issued to the holders identified on such Annex I as “Fee Notes” in accordance with Section 9(a) of such Amendment and Limited Waiver to the Note Agreements, and (iii) upon the surrender of any Notes referred to in subclauses (i) and (ii) above in accordance with Section 9(b) of such Amendment and Limited Waiver to the Note Agreements, any replacement Notes issued in exchange therefor, it being understood in each of the above subclauses (i) through (iii) that upon any permitted transfer, replacement or exchange of Priority Notes, such Notes or the replacement Notes, as the case may be, shall remain Priority Notes.”

(viii) A definition of “Redemption Percentage” is hereby added alphabetically to Article IX of the First Lien Purchase Agreement as follows:

““Redemption Percentage” means (i) until such time as all Priority Notes have been redeemed in full, 100%, (ii) if all Priority Notes have been redeemed in full, no Senior Incremental Notes are outstanding, and Net Retained Proceeds at such date do not exceed $37,500,000, 0% until Net Retained Proceeds equal $37,500,000, (iii) if all Priority Notes have been redeemed in full, and any Senior Incremental Notes are outstanding at the time of receipt of New Net Proceeds, 100% until such Senior Incremental Notes are redeemed in full and 0% thereafter until Net Retained Proceeds exceed $37,500,000, and (iv) if Net Retained Proceeds as of the date of such redemption exceed $37,500,000, 100%.”

(c) Minimum Balance Condition.  Subclause (ii) of Section 5.26(b) of the First Lien Purchase Agreement is hereby amended by deleting the number “5,000,000” and replacing it with the number “1,000,000”.

(d) Management Meetings.  A new Section 5.31 is hereby added to Article V of the First Lien Purchase Agreement as follows:

“5.31           Management Meetings.

Following the end of each calendar month, the Holders will have the opportunity to discuss the current status of the Company’s various proposed Asset Sales of Spectrum Holdings with members of the executive management of Parent, including without limitation Parent’s chief financial officer, subject to customary confidentiality undertakings if any non-public information is requested to be presented in such meetings.  In connection with such meetings, (a) the

Company will use its reasonable best efforts to provide the Holders with access to the Company’s financial advisor(s) to discuss the current status of any proposed Asset Sales of Spectrum Holdings, (b) Parent shall determine the time and location thereof and notice thereof will be provided to each Holder at least 3 Business Days in advance, and (c) telephonic attendance will be permitted on the part of any of Parent’s representatives and/or any Holder.”

(e) Miscellaneous Amendments.

(i) Section 5.1(b)(b) of the First Lien Purchase Agreement is hereby amended by deleting the following language “shall be unqualified, shall express no assumptions or qualifications concerning the ability of the Company (or, following the Conversion Date, the Parent) and its Subsidiaries to continue as a going concern, and”.

(ii) Section 5.2 of the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“5.2           Payment of Notes.

The Company will promptly pay or cause to be paid the principal of, premium, if any, and interest on the Notes on the dates and in the manner provided in this Agreement and in the Notes.”

(iii) Section 5.15 of the First Lien Purchase Agreement is hereby amended by inserting the following language before the comma at the end of subclause (ii) “(it being understood that a sale of all or any portion of the Company and its Subsidiaries’ interests in PacketVideo Corporation shall not be construed as “a sale of all or substantially all of the properties or assets of the Company and its Subsidiaries” hereunder)”.

(iv) The definition of “Asset Sale Proceeds Account” in the First Lien Purchase Agreement is hereby amended by deleting the reference therein to “Section 5.10(c)” and replacing it with “Section 5.10.”

(v) The definition of “Permitted Investments” in the First Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Permitted Investments” means, with respect to any Person, (i) Investments in cash and Cash Equivalents, (ii) Investments in securities of trade creditors or customers received (x) pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers, or (y) in settlement of delinquent obligations of, and other disputes with, customers, suppliers and others, in each case arising in the ordinary course of business or otherwise in satisfaction of a judgment, (iii) Investments in the Notes, the Second Lien Notes, the Exchange Notes and the instruments representing the Indebtedness issued and outstanding under the Secured Working

Capital Line, (iv) Investments in existence on the Effective Date and set forth on Schedule 9.1 of the Second Lien Note Purchase Agreement, (v) advances to employees and officers of Note Parties of up to $500,000 in the aggregate to fund purchases of Capital Stock of the Company under any stock option plan or similar employment arrangements so long as no cash is actually advanced by the Company or any of the Guarantors to such employees and officers to fund such purchases, (vi) guarantees of Indebtedness to the extent permitted pursuant to Section 5.13, (vii) Investments in payment intangibles, chattel paper and accounts (each as defined in the UCC), notes receivable and similar items arising or acquired in the ordinary course of business consistent with the past practice of the Note Party, (viii) Investments in any Person that has a Contractual Obligation with the Company to engage in build-out activities with respect to Spectrum Holdings owned by the Company or any of its Subsidiaries, or (ix) Investments by (w) any Note Party in any other Note Party, (x) any Subsidiary of the Company that is not a Note Party in any other Subsidiary of the Company that is not a Note Party, or (y)  any Subsidiary of the Company that is not a Note Party in any Note Party, provided, however, that the resulting Indebtedness of such Note Party to such Subsidiary shall be subordinated (I) so long as the Notes are outstanding, to the Notes, (II) so long as any Second Lien Indebtedness is outstanding, to the Second Lien Indebtedness and (III) so long as any Third Lien Indebtedness is outstanding, to the Third Lien Indebtedness, or (z) any Note Party in any Subsidiary of the Company that is not a Note Party, provided, however, that Investments in any such Subsidiary that is not a Note Party, other than such Investments existing on the Effective Date and listed on Schedule 9.1 of the Second Lien Note Purchase Agreement, shall not be permitted unless the Budget Condition and the Named Businesses Condition have been met for the monthly period immediately preceding such Investment and would be met on a pro forma basis, after giving effect to such Investment, as of the end of the current monthly period; provided, further, that from and after the date of release of PacketVideo Corporation as a Guarantor under the Guaranty and a grantor under the Security Agreement, no Investments in PacketVideo Corporation or any Subsidiary thereof shall be permitted under this clause (z) except for the Investments that were made before such date.”

Section 6. Amendments to the Second Lien Purchase Agreement.

(a) Maturity Date, Senior Incremental Notes and Interest Rate Amendments.

(i) The cover page of the Second Lien Purchase Agreement is hereby amended by deleting the year “2010” and replacing it with the year “2011”.

(ii) The definition of “Applicable Interest Rate” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Applicable Interest Rate” means (i) prior to March 16, 2010, a rate of 14% per annum, and (ii) on and after March 16, 2010, a rate of 15% per annum;

provided, that, in each of the above subclauses (i) and (ii), during any period of time when a Budget Default or an Event of Default has occurred and is continuing, the Applicable Interest Rate shall be increased to include Default Interest.  For the March 31, 2010 Interest Payment Date, or any redemption occurring prior thereto, such rates shall be prorated based on the number of days covered by clauses (i) and (ii) above.”

(iii) The definition of “Maturity Date” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Maturity Date” means November 30, 2011.”

(iv) The definition of “Exchange Notes” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Exchange Notes” means the $478,294,966  in aggregate principal amount of Third Lien Subordinated Secured Convertible Notes of Parent due December 31, 2011 issued on the date hereof, or such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Exchange Note Exchange Agreement and the Intercreditor Agreement.  After any refinancing, extension or replacement of any Indebtedness under such Third Lien Subordinated Secured Convertible Notes of Parent pursuant to the terms of the Intercreditor Agreement, the term “Exchange Notes” shall mean any notes evidencing the Indebtedness of Parent incurred in connection with such refinancing, extension or replacement.”

(v) The definition of “First Lien Notes” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““First Lien Notes” means (i) the $350,000,000 in aggregate principal amount of senior secured notes of the Company due July 17, 2011 issued on July 17, 2006, plus (ii) any senior secured notes of the Company due July 17, 2011 evidenced by any Senior Incremental Notes, or, in each case, or such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver, amendment or extension fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the First Lien Purchase Agreement and the Intercreditor Agreement.  After any refinancing, extension or replacement of any Indebtedness under such senior secured notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “First Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

(vi) A definition of “Senior Incremental Notes” is hereby added alphabetically to Article IX of the Second Lien Purchase Agreement as follows:

““Senior Incremental Notes” has the meaning set forth in Section 1.1(a) of the First Lien Purchase Agreement.”

(vii) Exhibit A to the Second Lien Purchase Agreement is hereby amended and restated in its entirety in the form attached as Annex IV to this Amendment and Waiver.

(b) Asset Sale Proceeds.

(i) Section 8.1 of the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

“8.1           Optional Redemption; Mandatory Redemption.

(a)           Optional Redemptions; Redemption Amount.  The Company may at any time redeem all or a portion of the Notes, in a minimum amount of $5,000,000 and integral multiples of $1,000,000, upon not less than 30 nor more than 60 days’ prior written notice, at a redemption price equal to the sum of (i) the Principal Amount of the Notes to be redeemed plus (ii) any accrued and unpaid interest with respect to the Principal Amount of the Notes to be redeemed and all other amounts due and payable under the Note Documents to the date of redemption (the sum of the amounts referred to in clauses (i) and (ii), above, being the “Redemption Amount”); provided that all of the First Lien Obligations must be satisfied in full before any of the Notes may be redeemed.

(b)           Asset Sales.  Subject to the terms of Section 5.14, following the satisfaction in full of the First Lien Obligations, within three (3) Business Days of any Asset Sale consummated simultaneously with or after the satisfaction in full of the First Lien Obligations, the Company shall make a redemption of the Notes and the notes representing the Company’s obligations under the Secured Working Capital Line on a pro rata basis (based on the aggregate outstanding principal amount thereof) in an amount equal to the Net Proceeds of such Asset Sale (or, in the case of any redemption of the Notes and the notes representing the Company’s obligations under the Secured Working Capital Line occurring simultaneously with the satisfaction in full of the First Lien Obligations, any excess Net Proceeds of such Asset Sale following the satisfaction in full of the First Lien Obligations), at a redemption price equal to the Redemption Amount (and in the case of the notes representing the Company’s obligations under the Secured Working Capital Line, the “Redemption Amount” as defined in the definitive note purchase agreement entered into in connection with the Secured Working Capital Line) of the Notes and the notes representing the Company’s obligations under the Secured Working Capital Line, as applicable, to be redeemed; provided that the Company shall not be required to redeem any Notes under this Section 8.1(b) or any notes representing the Company’s obligations under the Secured Working Capital Line under Section 8.1(b) of the definitive note purchase agreement entered into in connection with the Secured Working Capital Line until the aggregate Principal Amount of the Notes and the notes representing the Company’s obligations under the Secured Working Capital Line to be redeemed shall exceed $2,500,000.  For the avoidance of doubt, if any redemption of the Notes under this Section 8.1(b) and the notes representing the  Company’s obligations under the Secured Working Capital Line under Section 8.1(b) of the definitive note purchase agreement entered into in connection with the Secured Working Capital Line shall occur simultaneously with the satisfaction in full of the First Lien Obligations, then the amount of the redemption required by this Section 8.1(b) and Section 8.1(b) of the definitive note purchase agreement entered into in connection with the Secured Working Capital Line shall be reduced, on a pro rata basis (based on the aggregate outstanding principal amount of the Notes and the notes representing the Company’s obligations under the Secured Working Capital Line), by the amount so used to satisfy First Lien Obligations.

(c)           Mechanics of Redemptions.  Any redemption pursuant to this Section 8.1 shall be made pursuant to the provisions of Sections 8.2 through 8.6 hereof.”

(ii) The definition of “Make-Whole Amount” in Article IX of the Second Lien Purchase Agreement is hereby deleted in its entirety.

(iii) The definition of “Net Proceeds” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Net Proceeds” means, with respect to any Asset Sale, an amount equal to the product of (x) the then-applicable Redemption Percentage multiplied by (y) the cash proceeds of such Asset Sale net of bona fide direct costs of sale including, without limitation, (i) income taxes actually paid or reasonably estimated to be actually payable, as the case may be, as a result of such Asset Sale, (ii) transfer, sales, use and other taxes payable in connection with such Asset Sale, (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than Indebtedness under the Notes and the First Lien Notes) that is secured by a Lien on the stock or assets in question or Indebtedness that is required to be repaid under the terms thereof as a result of such Asset Sale, (iv) brokers’ and financial advisors’ commissions and reasonable fees and expenses of counsel and other advisors (including, without limitation, accountants and investment bankers) and other reasonable costs and expenses incurred or estimated to be incurred in connection with such Asset Sale, (v) amounts to be paid to third parties having a beneficial interest in the assets sold, and (vi) reasonable reserves against indemnities or other obligations (so long as such indemnity or other obligations are outstanding) in respect of post-closing and purchase price adjustments (including adjustments related to the performance or results of any divested or acquired business) in connection with the acquisition or disposition of assets permitted hereunder.”

(iv) A definition of “Net Retained Proceeds” is hereby added alphabetically to Article IX of the Second Lien Purchase Agreement as follows:

““Net Retained Proceeds” means the aggregate net proceeds retained by the Company, Parent, or any of their respective Subsidiaries in one or any series of Asset Sales occurring after the redemption in full of all Priority Notes, plus all net proceeds of any Senior Incremental Notes.”

(v) A definition of “New Net Proceeds” is hereby added alphabetically to Article IX of the Second Lien Purchase Agreement as follows:

““New Net Proceeds” means the aggregate Net Proceeds received by the Company, Parent, or any of their respective Subsidiaries from and after March 16, 2010 in one or any series of Asset Sales, as calculated assuming (solely for purposes of this definition) a Redemption Percentage of 100% in the definition of “Net Proceeds.””

(vi) The definition of “Other Yields” in Article IX of the Second Lien Purchase Agreement is hereby deleted in its entirety.

(vii) A definition of “Priority Notes” is hereby added alphabetically to Article IX of the Second Lien Purchase Agreement as follows:

““Priority Notes” means (i) those First Lien Notes identified on Annex I to that certain Amendment and Limited Waiver to the Note Agreements, dated as of March 16, 2010, (ii) the additional Notes issued to the holder identified on such Annex I as “Fee Notes” in accordance with Section 9(a) of such Amendment and Limited Waiver to the Note Agreements, and (iii) upon the surrender of any Notes referenced in subclauses (i) and (ii) above in accordance with Section 9(b) of such Amendment and Limited Waiver to the Note Agreements, any replacement Notes issued in exchange therefor, it being understood in each of the above subclauses (i) through (iii) that upon any permitted transfer, replacement or exchange of Priority Notes, such Notes or the replacement Notes, as the case may be, shall remain Priority Notes.”

(viii) A definition of “Redemption Percentage” is hereby added alphabetically to Article IX of the Second Lien Purchase Agreement as follows:

““Redemption Percentage” means (i) until such time as all Priority Notes have been redeemed in full, 100%, (ii) if all Priority Notes have been redeemed in full, no Senior Incremental Notes are outstanding, and Net Retained Proceeds at such date do not exceed $37,500,000, 0% until Net Retained Proceeds equal $37,500,000, (iii) if all Priority Notes have been redeemed in full, and any Senior

Incremental Notes are outstanding at the time of receipt of New Net Proceeds, 100% until such Senior Incremental Notes are redeemed in full and 0% thereafter until Net Retained Proceeds exceed $37,500,000, and (iv) if Net Retained Proceeds as of the date of such redemption exceed $37,500,000, 100%.”

(ix) The definition of “Treasury Rate” in Article IX of the Second Lien Purchase Agreement is hereby deleted in its entirety.

(c) Minimum Balance Condition.  Subclause (ii) of Section 5.27(b) of the Second Lien Purchase Agreement is hereby amended by deleting the number “5,000,000” and replacing it with the number “1,000,000”.

(d) Management Meetings.  A new Section 5.31 is hereby added to Article V of the Second Lien Purchase Agreement as follows:

“5.31           Management Meetings.

Following the end of each calendar month, the Holders will have the opportunity to discuss the current status of the Company’s various proposed Asset Sales of Spectrum Holdings with members of the executive management of Parent, including without limitation Parent’s chief financial officer, subject to customary confidentiality undertakings if any non-public information is requested to be presented in such meetings.  In connection with such meetings, (a) the Company will use its reasonable best efforts to provide the Holders with access to the Company’s financial advisor(s) to discuss the current status of any proposed Asset Sales of Spectrum Holdings, (b) Parent shall determine the time and location thereof and notice thereof will be provided to each Holder at least 3 Business Days in advance, and (c) telephonic attendance will be permitted on the part of any of Parent’s representatives and/or any Holder.”

(e) Miscellaneous Amendments.

(i) Section 5.1(b)(ii) of the Second Lien Purchase Agreement is hereby amended by deleting the following language “shall be unqualified, shall express no assumptions or qualifications concerning the ability of Parent and its Subsidiaries to continue as a going concern, and”.

(ii) Section 5.2 of the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““5.2           Payment of Notes.

The Company will promptly pay or cause to be paid the Principal Amount of, premium, if any, and interest on the Notes on the dates and in the manner provided in this Agreement and the Notes, and in accordance with the terms of the Intercreditor Agreement.”

(iii) Section 5.15 of the Second Lien Purchase Agreement is hereby amended by inserting the following language before the comma at the end of subclause (ii) “(it being understood that a sale of all or any portion of the Company and its Subsidiaries’ interests in PacketVideo Corporation shall not be construed as “a sale of all or substantially all of the properties or assets of the Company and its Subsidiaries” hereunder)”.

(iv) The definition of “Permitted Investments” in the Second Lien Purchase Agreement is hereby amended and restated in its entirety as follows:

““Permitted Investments” means, with respect to any Person, (i) Investments in cash and Cash Equivalents, (ii) Investments in securities of trade creditors or customers received (x) pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such trade creditors or customers, or (y) in settlement of delinquent obligations of, and other disputes with, customers, suppliers and others, in each case arising in the ordinary course of business or otherwise in satisfaction of a judgment, (iii) Investments in the Notes, the First Lien Notes and the instruments representing the Indebtedness issued and outstanding under the Secured Working Capital Line, (iv) Investments in existence on the date hereof and set forth on Schedule 9.1, (v) advances to employees and officers of Note Parties of up to $500,000 in the aggregate to fund purchases of Capital Stock of the Company under any stock option plan or similar employment arrangements so long as no cash is actually advanced by the Company or any of the Guarantors to such employees and officers to fund such purchases, (vi) guarantees of Indebtedness to the extent permitted pursuant to Section 5.13, (vii) Investments in payment intangibles, chattel paper and accounts (each as defined in the UCC), notes receivable and similar items arising or acquired in the ordinary course of business consistent with past practice of the Note Party, (viii) Investments in any Person that has a Contractual Obligation with the Company to engage in build-out activities with respect to Spectrum Holdings owned by the Company or any of its Subsidiaries, or (ix) Investments by (w) any Note Party in any other Note Party, (x) any Subsidiary of the Company that is not a Note Party in any other Subsidiary of the Company that is not a Note Party, or (y) any Subsidiary of the Company that is not a Note Party in any Note Party, provided, however, that the resulting Indebtedness of such Note Party to such Subsidiary shall be subordinated (I) so long as any First Lien Obligations are outstanding, to the First Lien Obligations, (II) so long as any Second Lien Obligations are outstanding, to the Second Lien Obligations and (III) so long as any Third Lien Obligations are outstanding, to the Third Lien Obligations, or (z) any Note Party in any Subsidiary of the Company that is not a Note Party, provided, however, that Investments in any such Subsidiary that is not a Note Party, other than such Investments existing on the date hereof and listed on Schedule 9.1, shall not be permitted unless the Budget Condition and the Named Businesses Condition have been met for the monthly period immediately preceding such Investment and would be met on a pro forma basis, after giving effect to such Investment, as of the end of the current monthly period; provided, further, that from and after the date of release of PacketVideo Corporation as a Guarantor under the Guaranty and a grantor under the Security Agreement, no Investments in PacketVideo Corporation or any Subsidiary thereof shall be permitted under this clause (z) except for the Investments that were made before such date.”

Section 7. Amendments to the Third Lien Exchange Agreement.

(a) Maturity Date, Senior Incremental Notes and Interest Rate Amendments.

(i) The definition of “Applicable Interest Rate” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““Applicable Interest Rate” means, (i) for all Notes held by those Holders not party to that certain Amendment and Limited Waiver to the Note Agreements, dated as of March 16, 2010 (the “Interest Amendment”), a rate of 7.5% per annum, and (ii) for all Notes held by those Holders party to the March Amendment, (a) prior to March 16, 2010, a rate of 7.5% per annum, (b) on and after March 16, 2010 and until December 30, 2010, a rate of 12% per annum, (c) on and after December 31, 2010 and until March 29, 2011, a rate of 13% per annum, (d) on and after March 30, 2011 and until June 29, 2011, a rate of 14% per annum, (e) on and after June 30, 2011 and until September 29, 2011, a rate of 15% per annum, and (f) on and after September 30, 2011, a rate of 16% per annum; provided, that, in each of the above subclauses (i) and (ii), during any period of time when an Event of Default has occurred and is continuing, the Applicable Interest Rate shall be increased to include Default Interest.  For any Interest Payment Date or redemption, such rates payable to Notes held by Holders party to the March Amendment shall be prorated based on the number of days covered by clauses (a) through (f) above, as applicable.”

(ii) The definition of “First Lien Notes” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““First Lien Notes” means (i) the $350,000,000 in aggregate principal amount of senior secured notes of the Company due July 17, 2011 issued on July 17, 2006, plus any senior secured notes of the Company due July 17, 2011 evidenced by any Senior Incremental Notes, or, in each case, or such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver, amendment or extension fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the First Lien Purchase Agreement and the Intercreditor Agreement.  After any refinancing, extension or replacement of any Indebtedness under such senior secured notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “First Lien Notes”

shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

(iii) A definition of the term “MarchAmendment” is hereby added alphabetically to Article IX of the Third Lien Exchange Agreement as follows:

““March Amendment” has the meaning set forth in the definition of “Applicable Interest Rate”.”

(iv) The definition of “Second Lien Notes” in the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

““Second Lien Notes” means (i) the $105,263,157 in aggregate principal amount of senior-subordinated secured second lien notes of the Company due November 30, 2011 issued on October 9, 2008 plus (ii) any senior-subordinated secured second lien notes of the Company due November 30, 2011 evidencing any Incremental Indebtedness (as defined in the Second Lien Purchase Agreement), or, in each case, such other amount of such notes as may be outstanding from time to time on account of any redemption, repayment, payment-in-kind of interest or fees (including consent, waiver or amendment fees), or other change in outstanding principal amount, in each case, as may be required or permitted by the Second Lien Purchase Agreement and the Intercreditor Agreement.  After any refinancing, extension or replacement of any Indebtedness under such senior-subordinated secured second lien notes of the Company pursuant to the terms of the Intercreditor Agreement, the term “Second Lien Notes” shall mean any notes evidencing the Indebtedness of the Company incurred in connection with such refinancing, extension or replacement.”

(v) A definition of “Senior Incremental Notes” is hereby added alphabetically to Article IX of the Third Lien Exchange Agreement as follows:

““Senior Incremental Notes” has the meaning set forth in Section 1.1(a) of the First Lien Purchase Agreement.”

(b) Management Meetings.  Section 5.26 of the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

“5.26           Management Meetings.

Following the end of each calendar month, the Holders will have the opportunity to discuss the current status of the Company’s various proposed Asset Sales of Spectrum Holdings with members of the executive management of Parent, including without limitation Parent’s chief financial officer, subject to customary confidentiality undertakings if any non-public information is requested to be presented in such meetings.  In connection with such meetings, (a) the Company will use its reasonable best efforts to provide the Holders with access to the Company’s financial advisor(s) to discuss the current status of any proposed Asset Sales of Spectrum Holdings, (b) Parent shall determine the time and location thereof and notice thereof will be provided to each Holder at least 3 Business Days in advance, and (c) telephonic attendance will be permitted on the part of any of Parent’s representatives and/or any Holder.”

(c) Board Observer.

(i) Section 5.27 of the Third Lien Exchange Agreement is hereby amended and restated in its entirety as follows:

“5.27           Board Observer.

(a)           From and after March 16, 2010, the Designating Holders may (by vote of a majority in interest of the aggregate Principal Amount of Notes held by all Designating Holders) appoint an observer, which observer shall be entitled to attend (and, subject to any reasonable constraints imposed by the Company’s Secretary, participate in) all meetings of the Board of Directors of the Company and shall receive all Company reports regarding or relating to the Spectrum Holdings, additional relevant meeting materials and notices as and when provided to the members of the Board of Directors; provided, however, that such observer shall (i) at the reasonable request of the Company’s Secretary (which request shall be in writing if practicable under the circumstances), recuse himself or herself for discussions not related to the Company’s Spectrum Holdings, and (ii) hold all information received and discussions observed in connection with any such meetings in confidence  except as required by law, rule or regulation.  The initial designee of the Designating Holders shall be Brandon Jones until his resignation or replacement in accordance herewith.

(b)           Notwithstanding Section 5.27(a), the Company may also exclude such observer from having access to (1) any materials produced by counsel to the Company and the portions of any meetings at which the advice or opinion of counsel is sought or provided, so long as the Company reasonably believes that such exclusion is reasonably necessary to preserve the Company’s attorney-client privilege, and (2) the portions of any meetings during which is it reasonably determined by the Board of Directors that such observer has a conflict of interest with respect to matters to be addressed by the Board of Directors (it being understood that such observer shall not be deemed to have a conflict of interest in relation to Asset Sales or other transactions or actions not directly relating to the Company’s financing).”

(ii) A definition of “Designating Holders” is hereby added alphabetically to Article IX of the Third Lien Exchange Agreement as follows:

““Designating Holders” means those Holders as of March 16, 2010 other than Avenue International Master, L.P., Avenue Investments, L.P., Avenue

Special Situations Fund IV, L.P., Avenue CDP Global Opportunities Fund, L.P., Sola Ltd., Solus Core Opportunities Master Fund LTD., Douglas Manchester, Navation Inc., and each of their respective Affiliates, it being understood that upon any permitted transfer of Notes held by a Designating Holder to a Person other than one of the above-listed Holders, the transferee of such Note(s) shall become a Designating Holder.”

(d) Miscellaneous Amendments.

(i) Section 5.1(b)(ii) of the Third Lien Exchange Agreement is hereby amended by deleting the following language “shall be unqualified, shall express no assumptions or qualifications concerning the ability of Parent and its Subsidiaries to continue as a going concern, and”.

(ii) Section 5.15 of the Third Lien Exchange Agreement is hereby amended by inserting the following language before the comma at the end of subclause (ii) “(it being understood that a sale of all or any portion of the Company and its Subsidiaries’ interests in PacketVideo Corporation shall not be construed as “a sale of all or substantially all of the properties or assets of the Company and its Subsidiaries” hereunder)”.

Section 8. Conditions Precedent.

(a) First Lien.  This Amendment and Waiver shall become effective with respect to each Holder under the First Lien Purchase Agreement as of the date hereof when (i) the Holders under the First Lien Purchase Agreement have received (x) proof of the delivery to the Company of an executed binding commitment letter of Avenue AIV US, L.P. and/or Sola Ltd or their respective Affiliates to fund up to $25,000,000 of the Senior Incremental Notes under the First Lien Purchase Agreement, and (y) an opinion in form and substance reasonably satisfactory to such Holders, dated as of the date hereof from Weil, Gotshal & Manges LLP, concerning the due authorization, issuance and enforceability of the Fee Notes and the enforceability of this Amendment and Waiver, and (ii) this Amendment and Waiver has been duly executed and delivered by Parent, NextWave, the guarantors listed on the signature pages hereto, all Holders of Notes under the First Lien Purchase Agreement as of the date hereof and the Required Holders under each other respective Note Purchase Agreement.

(b) Second Lien.  This Amendment and Waiver shall become effective with respect to each Holder under the Second Lien Purchase Agreement as of the date hereof when (i) the Holders under the Second Lien Purchase Agreement have received (x) proof of the delivery to the Company of an executed binding commitment letter of Avenue AIV US, L.P. and/or Sola Ltd or their respective Affiliates to fund up to $25,000,000 of the Senior Incremental Notes under the First Lien Purchase Agreement, and (y) an opinion in form and substance reasonably satisfactory to such Holders, dated as of the date hereof from Weil, Gotshal & Manges LLP, concerning the due authorization, issuance and enforceability of the Fee Notes and the enforceability of this Amendment and Waiver, and (ii) this Amendment and Waiver has been duly executed and delivered by Parent, NextWave, the guarantors listed on the signature pages hereto, all Holders of Notes under the Second Lien Purchase Agreement as of the date hereof and the Required Holders under each other respective Note Purchase Agreement.

(c) Third Lien.  This Amendment and Waiver shall become effective with respect to each Holder under the Third Lien Exchange Agreement as of the date hereof when (i) the Holders under the Third Lien Exchange Agreement have received (x) proof of the delivery to the Company of an executed binding commitment letter of Avenue AIV US, L.P. and/or Sola Ltd or their respective Affiliates to fund up to $25,000,000 of the Senior Incremental Notes under the First Lien Purchase Agreement, and (y) an opinion in form and substance reasonably satisfactory to such Holders, dated as of the date hereof from Weil, Gotshal & Manges LLP, concerning the due authorization, issuance and enforceability of the Fee Notes and the enforceability of this Amendment and Waiver, and (ii) this Amendment and Waiver has been duly executed and delivered by Parent, NextWave, the guarantors listed on the signature pages hereto, and the Required Holders under each respective Note Purchase Agreement.

(d) Effectiveness of Waivers.  Notwithstanding the above sections (a) through (c) of this Section 8, the provisions of this Amendment and Waiver set forth in Sections 2, 3(a) and 4 shall become effective with respect to the First Lien Notes, Second Lien Notes and/or Third Lien Notes to the extent and at the time (i) with respect to Sections 3(a) and 4, the signatures of the Required Holders under each respective Note Purchase Agreement are obtained and (ii) with respect to Sections 2 and 4, the signatures of the Holders of at least 75% of the aggregate Principal Amount of the outstanding Notes under each of the First Lien Purchase Agreement and the Second Lien Purchase Agreement are obtained, in each case without regard to the effectiveness of the remaining provisions of this Amendment and Waiver.

Section 9. Fee Notes; Replacement Notes.  Upon satisfaction of all of the conditions precedent in Section 8 hereof and the effectiveness of this Amendment and Waiver:

(a) the Company shall promptly issue to each of the noteholders signatory hereto the Fee Notes under the respective Note Agreement(s) to which such noteholder is party in an original principal amount equal to 2.5% of the current aggregate amount of all outstanding principal and accrued and unpaid interest due on the Notes held by such noteholder under the applicable Note Agreement(s) as of the date of this Amendment;  provided, that the Fee Notes issued pursuant to the First Lien Purchase Agreement shall not include original issue discount; and

(b)           the Company shall promptly issue and (against receipt of the Note being replaced) deliver to each of the noteholders under the First Lien Purchase Agreement and Second Lien Purchase Agreement replacement notes reflecting the terms of this Amendment and Waiver including, without limitation, the Maturity Extension and revised Applicable Interest Rates.

Section 10. Representations and Warranties of NextWave and Guarantors.  In order to induce the noteholders party hereto to enter into this Amendment and Waiver, each of NextWave, Parent and the other Guarantors under each of the Note Agreements, by its execution of a counterpart of this Amendment and Waiver, represents and warrants that:

(a) such Note Party has all requisite corporate, partnership or limited liability company power and authority, as applicable, to enter into this Amendment and Waiver , to issue the Fee Notes, as applicable, and to carry out the transactions contemplated by, and perform its obligations under, the Note Agreements as amended by this Amendment and Waiver (the “Amended Agreements”);

(b) the execution and delivery of this Amendment and Waiver, the issuance of the Fee Notes and the performance of the Amended Agreements have been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, on the part of the applicable Note Party;

(c) the execution and delivery by such Note Party of this Amendment and Waiver, the issuance of the Fee Notes, as applicable, and the performance by such Note Party of the Amended Agreements do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Note Party, or violate any Organizational Document of such Note Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any FCC License, Spectrum Lease or other Material Contract of any Note Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Note Party (other than Liens pursuant to the Note Documents), or (iv) require any approval of stockholders, partners or members or any approval or consent of any Person under any Contractual Obligation of any Note Party, except for such approvals or consents obtained on or before the date of this Amendment and Waiver;

(d) the execution and delivery by such Note Party of this Amendment and Waiver, the issuance of the Fee Notes, as applicable, and the performance by such Note Party of the Amended Agreements do not require any Governmental Authorization by any Governmental Authority (including the FCC) except to the extent obtained on or before the date of this Amendment and Waiver;

(e) this Amendment and Waiver has been and, when issued and delivered, the Fee Notes will be, duly executed and delivered by such Note Party and this Amendment and Waiver and the Amended Agreements are, and when issued and delivered, the Fee Notes will be, the legally valid and binding obligations of such Note Party, enforceable against such Note Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(f) after giving effect to this Amendment and Waiver and the issuance of the Fee Notes, no Default or Event of Default exists under the Note Agreements;

(g) other than the Fee Notes, no Holder has received a fee in consideration of such Holder’s consent to this Amendment and Waiver; and

(h) after giving effect to this Amendment and Waiver, such Note Party has performed or is in the process of performing in all material respects all agreements to be performed on its part as set forth in the Amended Agreements.

Section 11. Representations and Warranties of Noteholders.  Each noteholder signatory hereto represents, severally and not jointly, that it is acquiring the Securities to be acquired by it for its own account, for investment purposes only and not with a view to any distribution thereof within the meaning of the Securities Act.  Each noteholder signatory hereto further represents, agrees and acknowledges, severally and not jointly, that it:

(a) is an “accredited investor” as defined in Regulation D promulgated under the Securities Act;

(b) did not employ any broker or finder in connection with the transactions contemplated by this Amendment and Waiver;

(c) understands that the Securities contemplated by this Amendment and Waiver have not been (and will not be) registered under the Securities Act and are being (or will be) issued by the Company in transactions exempt from the registration requirements of the Securities Act and the Company has not undertaken (and will not undertake) to register the Securities under the Securities Act or any state or blue sky law; and

(d) further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to such noteholder) promulgated under the Securities Act depends on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

Section 12. Acknowledgement of Security Interests.  Each Note Party hereby acknowledges, confirms and agrees that each Collateral Agent, for itself and the benefit of the respective Holders, has and shall continue to have valid, enforceable and perfected liens upon and security interests in the Collateral granted to such Collateral Agent, for itself and the benefit of such Holders, pursuant to the respective Note Documents.

Section 13. Guarantor Acknowledgment and Consent.  Each guarantor (or pledgor) listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that any of the Guaranties and Collateral Documents (each a “Credit Support Document”) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and Waiver.

Section 14. Governing Law.  THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 15. Miscellaneous.

(a) Reference to and Effect on the Note Agreements and the Other Note Documents.  On and after the date of this Amendment and Waiver, each reference in any Note Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to such Note Agreement, and each reference in the other Note Documents to the “Purchase Agreement”, “Exchange Agreement”, “thereunder”, “thereof” or words of like import referring to such Note Agreement shall mean and be a reference to the applicable Amended Agreement.

(b) Except as specifically amended by this Amendment and Waiver, the Note Agreements and the other Note Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and performance of this Amendment and Waiver shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Holder under, any Note Agreement or any of the other Note Documents.

Section 16. Fees and Expenses.  NextWave acknowledges that all costs, fees and expenses as described in Section 1.4 of the First Lien Purchase Agreement and Section 1.5 of the Second Lien Purchase Agreement incurred by the Holders with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of NextWave.  Parent and NextWave each acknowledge that all costs, fees and expenses as described in Section 1.5 of the Third Lien Exchange Agreement incurred by the Holders with respect to this Amendment and Waiver and the documents and transactions contemplated hereby shall be for the account of Parent and NextWave.

Section 17. Headings.  Section and subsection headings in this Amendment and Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment and Waiver for any other purpose or be given any substantive effect.

Section 18. Counterparts.  This Amendment and Waiver may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank – Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment and Waiver to be executed by their respective duly authorized officers as of the date first written above.

NEXTWAVE WIRELESS LLC

By:	/s/ Francis J. Harding
	Name:	Francis J. Harding
	Title:	Treasurer

NEXTWAVE BROADBAND INC., NW SPECTRUM CO., AWS WIRELESS INC., and WCS WIRELESS LICENSE SUBSIDIARY, LLC

By:	/s/ Francis J. Harding
	Name:	Francis J. Harding
	Title:	Treasurer

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
	Name:	Francis J. Harding
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Noteholder Amendment and Limited Waiver]

FIRST LIEN NOTEHOLDERS

AVENUE INVESTMENTS, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

AVENUE SPECIAL SITUATIONS FUND IV, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

AVENUE SPECIAL SITUATIONS FUND V, L.P.

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

MIDTOWN ACQUISITIONS L.P. (FORMERLY DK ACQUISITION PARTNERS, L.P.)

By:	/s/ Conor Bastable
	Name:	Conor Bastable
	Title:	Manager

HIGHBRIDGE INTERNATIONAL LLC By: Highbridge Capital Management, LLC Its Trading Manager

By:	/s/ Mark J. Vanacore
	Name:	Mark J. Vanacore
	Title:	Managing Director

INVESTCORP INTERLACHEN MULTI- STRATEGY MASTER FUND LIMITED

By:	/s/ Gregg T. Colburn
	Name:	Gregg T. Colburn
	Title:	Authorized Signatory

[Signature Page to Noteholder Amendment and Limited Waiver]

POLYGON DEBT HOLDINGS LIMITED

By:	/s/ Brandon L. Jones
	Name:	Brandon L. Jones
	Title:	Authorized Signatory

SOLA LTD

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Authorized Signatory

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Authorized Signatory

[Signature Page to Noteholder Amendment and Limited Waiver]

SECOND LIEN NOTEHOLDERS

AVENUE AIV US, L.P. By: Avenue AIV US Genpar, LLC, its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

SOLA LTD

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Authorized Signatory

[Signature Page to Noteholder Amendment and Limited Waiver]

THIRD LIEN NOTEHOLDERS

AVENUE CDP GLOBAL OPPORTUNITIES FUND, L.P. By: Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

AVENUE INTERNATIONAL MASTER L.P. By: Avenue International Master Fund GenPar, Ltd., its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

AVENUE INVESTMENTS, L.P. By: Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

AVENUE SPECIAL SITUATIONS FUND IV, L.P. By: Avenue Capital Partners IV, LLC, its General Partner By: GL Partners IV, LLC, its Managing Member

By:	/s/ Sonia Gardner
	Name:	Sonia Gardner
	Title:	President and Managing Partner

D.E. SHAW LAMINAR PORTFOLIOS, L.L.C.

By:	/s/ Brandon Baer
	Name:	Brandon Baer
	Title:	Authorized Signatory

D.E. SHAW VALENCE PORTFOLIOS, L.L.C. By: D.E. Shaw & Co., L.P., as managing member

By:	/s/ Joe Prior
	Name:	Joe Prior
Title:

[Signature Page to Noteholder Amendment and Limited Waiver]

KEVIN FINN & MADELINE MARIN FINN LIVING TRUST

By:	/s/ Kevin Finn
	Name:	Kevin Finn
	Title:	Trustee

HIGHBRIDGE INTERNATIONAL LLC By: Highbridge Capital Management, LLC Its Trading Manager

By:	/s/ Mark J. Vanacore
	Name:	Mark J. Vanacore
	Title:	Managing Director

INVESTCORP INTERLACHEN MULTI-STRATEGY MASTER FUND LIMITED By: Interlachen Capital Group LP, Authorized Signatory

By:	/s/ Gregg T. Colburn
	Name:	Gregg T. Colburn
	Title:	Authorized Signatory

By:	/s/ Douglas F. Manchester
Douglas F. Manchester

NAVATION INC.

By:	/s/ Allen Salmasi
	Name:	Allen Salmasi
	Title:	CEO

[Signature Page to Noteholder Amendment and Limited Waiver]

SOLA LTD

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Authorized Signatory

SOLUS CORE OPPORTUNITIES MASTER FUND LTD

By:	/s/ Christopher Bondy
	Name:	Christopher Bondy
	Title:	Authorized Signatory

UBS SECURITIES LLC (F/B/O KINGS ROAD INVESTMENTS LTD.)

By:	/s/ Brandon L. Jones
	Name:	Brandon L. Jones
	Title:	Authorized Signatory

YORK CAPITAL MANAGEMENT, L.P. By: Dinan Management, LLC

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

PERMAL YORK LIMITED By: JGD Management Corp., its Investment Manager

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

YORK CREDIT OPPORTUNITIES FUND, L.P. By: York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

[Signature Page to Noteholder Amendment and Limited Waiver]

YORK SELECT, L.P. By: York Select Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

YORK SELECT MASTER FUND, L.P. By: York Select Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

YORK CREDIT OPPORTUNITIES MASTER FUND, L.P. By: York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

YORK INVESTMENT MASTER FUND, L.P. By: Dinan Management, L.L.C., its General Partner

By:	/s/ Adam J. Semler
	Name:	Adam J.Semler
	Title:	Chief Financial Officer

[Signature Page to Noteholder Amendment and Limited Waiver]

Annex I

Priority Notes under the First Lien Purchase Agreement

Note Number	Principal Balance (as of 1.15.10)	Current Holder
3	$30,874,830.94	Midtown Acquisitions L.P. (formerly DK Acquisition Partners, L.P.)
6	$9,262,449.28	Polygon Debt Holdings Limited
7	$2,646,414.08	Investcorp Interlachen Multi-Strategy Master Fund Limited
9	$8,821,380.27	Highbridge International LLC

[Annex to Noteholder Amendment and Limited Waiver]

Annex II

Amended and Restated Exhibit A to First Lien Purchase Agreement

[See attached.]

Exhibit A

[Form of Note]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE ISSUER OF THESE SECURITIES MAY REQUEST AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER THAT ANY SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, IF SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE IS NOT PURSUANT TO RULE 144, RULE 144A OR AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES.  FOR FURTHER INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE, THE HOLDER OF THIS NOTE SHOULD CONTACT THE OFFICE OF THE CHIEF FINANCIAL OFFICER OF NEXTWAVE WIRELESS LLC AT 10350 SCIENCE CENTER DRIVE, SUITE 210, SAN DIEGO, CA 92121, WHO WILL PROMPTLY MAKE SUCH INFORMATION AVAILABLE.

NEXTWAVE WIRELESS LLC
 March 16, 2010

SENIOR SECURED NOTE
DUE 2011

No: [   ]                                         ORIGINAL PRINCIPAL AMOUNT (“STATED VALUE”)
 U.S. $[          ]

NextWave Wireless LLC, a Delaware limited liability company (and its permitted successors and assigns, the “Company”), for value received, promises to pay to [PURCHASER], or its permitted assigns, on the 17th day of July 2011 (or such extended Maturity Date as shall be provided for in the First Lien Purchase Agreement, as defined below), the Principal Amount of this Note, plus accrued and unpaid interest hereon to such date of payment.  Interest shall accrue and shall be paid on this Note in accordance with the terms of the First Lien Purchase Agreement described below.

This Note is a duly authorized issue of Senior Secured Notes of the Company, designated as “Senior Secured Notes due 2011” (the “Notes”), issued under that certain Purchase Agreement, dated as of July 17, 2006, by and among the Company, NextWave Wireless Inc., the guarantors named therein (the “Guarantors”), the Purchasers named therein, and The Bank of New York Mellon, as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed to them in the First Lien Purchase Agreement.  This Note

1

shall at all times be secured by the Collateral Documents, guarantied by the Guarantors pursuant to the Guaranty and the Parent Guaranty, and subject to the terms and conditions of the First Lien Purchase Agreement.

The Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.  The Principal Amount, premium, if any, and interest on this Note is payable when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts in the manner set forth in the First Lien Purchase Agreement.

The Holder’s determination of the Principal Amount of this Note in accordance with the terms of the First Lien Purchase Agreement shall be conclusive and binding, absent manifest error.

1.           Optional Redemption.

This Note is subject to optional redemption by the Company as provided in Section 8.1(a) of the First Lien Purchase Agreement.

2.           Asset Sales.

This Note is subject to mandatory redemption in connection with certain Asset Sales as provided in Section 5.14 and Section 8.1(b) of the First Lien Purchase Agreement, and in accordance with the priorities set forth in Section 8.2 of the First Lien Purchase Agreement.

3.           Change of Control Offers.

This Note is subject to mandatory offers to redeem in connection with a Change of Control as provided in Section 5.18 of the First Lien Purchase Agreement.

4.           Guaranty.

Pursuant to the Guaranty and the Parent Guaranty, each Guarantor has unconditionally guarantied the payment of all obligations of the Company under the Notes.

5.           Collateral Documents.

Pursuant to the Collateral Documents, the Company has secured its obligations under the Note and the Note Documents and each Guarantor has secured its obligations under the Guaranty or the Parent Guaranty by granting to the Holders, a First Priority Lien on substantially all of their right, title and interest in and to the “Collateral” (as defined in the Security Agreement).  The Collateral shall be held by the Collateral Agent for the benefit of the Holders pursuant to the terms of the Collateral Agency Agreement.

2

6.           Purchase Agreement.

The Company issued this Note under the First Lien Purchase Agreement.  The terms of this Note include those stated in the First Lien Purchase Agreement, including, without limitation, the provisions in the First Lien Purchase Agreement respecting covenants, Events of Default and remedies.

7.           Modification of Notes.

The Notes may be modified as provided in Section 10.3 of the First Lien Purchase Agreement.

8.           Transfer.

This Note is subject to certain transfer restrictions as set forth in the First Lien Purchase Agreement.

9.           Non-Waiver.

No course of dealing between the Company and the Holder of this Note or any delay or failure on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any Holder hereof, except to the extent expressly waived in writing by the Holder hereof.

10.           Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

11.           Successors and Assigns.

All of the covenants, promises and agreements in this Note shall bind the Company’s successors and assigns, whether so expressed or not.

12.           Headings.

The headings of the sections and paragraphs of this Note are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page to Follow]

3

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by a duly authorized officer and to be dated as of the day and year first above written.

NEXTWAVE WIRELESS LLC

By:	/s/
Name:
Title:

4

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 5.18 of the First Lien Purchase Agreement, check the box below:

□ Yes

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 5.18 of the First Lien Purchase Agreement, state the amount you elect to have purchased (if no amount is set forth below you will have elected to have the full amount of the Note purchased by the Company):  $____________

Date:  _______________

Your Signature:________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:__________________________

5

Annex III

New Exhibit A-1 to First Lien Purchase Agreement

[See attached.]

Exhibit A-1

[Form of Senior Incremental Note]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE ISSUER OF THESE SECURITIES MAY REQUEST AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER THAT ANY SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, IF SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE IS NOT PURSUANT TO RULE 144, RULE 144A OR AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

NEXTWAVE WIRELESS LLC
 [DATE]

SENIOR SECURED NOTE
DUE 2011

No: [   ]                                         ORIGINAL PRINCIPAL AMOUNT (“STATED VALUE”)
 U.S. $[          ]

NextWave Wireless LLC, a Delaware limited liability company (and its permitted successors and assigns, the “Company”), for value received, promises to pay to [PURCHASER], or its permitted assigns, on the 17th day of July 2011 (or such extended Maturity Date as shall be provided for in the First Lien Purchase Agreement, as defined below), the Principal Amount of this Note, plus accrued and unpaid interest hereon to such date of payment.  Interest shall accrue and shall be paid on this Note in accordance with the terms of the First Lien Purchase Agreement described below.

This Note is (a) a duly authorized issue of Senior Secured Notes of the Company, designated as “Senior Secured Notes due 2011” (the “Notes”), issued under (i) that certain Purchase Agreement, dated as of July 17, 2006, by and among the Company, NextWave Wireless Inc., the guarantors named therein (the “Guarantors”), the Purchasers named therein, and The Bank of New York Mellon, as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Purchase Agreement”) and (ii) that certain First Lien Senior Incremental Notes Agreement, dated as of the date hereof, by and among the Purchasers party thereto, Company, Parent, and the Guarantors party thereto, acknowledged by The Bank of New York Mellon, as Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “First Lien Senior Incremental Notes Agreement”), and (b) a Senior Incremental Note (as defined in the First Lien Senior Incremental Notes Agreement).  All capitalized terms used but not defined herein shall have the meanings ascribed to them in the First

1

Lien Purchase Agreement.  This Note shall at all times be secured by the Collateral Documents, guarantied by the Guarantors pursuant to the Guaranty and the Parent Guaranty, and subject to the terms and conditions of the First Lien Purchase Agreement and the First Lien Senior Incremental Notes Agreement.

The Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.  The Principal Amount, premium, if any, and interest on this Note is payable when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts in the manner set forth in the First Lien Purchase Agreement.

The Holder’s determination of the Principal Amount of this Note in accordance with the terms of the First Lien Purchase Agreement shall be conclusive and binding, absent manifest error.

1.           Optional Redemption.

This Note is subject to optional redemption by the Company as provided in Section 8.1(a) of the First Lien Purchase Agreement.

2.           Asset Sales.

This Note is subject to mandatory redemption in connection with certain Asset Sales as provided in Section 5.14 and Section 8.1(b) of the First Lien Purchase Agreement, and in accordance with the priorities set forth in Section 8.2 of the First Lien Purchase Agreement.

3.           Change of Control Offers.

This Note is subject to mandatory offers to redeem in connection with a Change of Control as provided in Section 5.18 of the First Lien Purchase Agreement.

4.           Guaranty.

Pursuant to the Guaranty and the Parent Guaranty, each Guarantor has unconditionally guarantied the payment of all obligations of the Company under the Notes.

5.           Collateral Documents.

Pursuant to the Collateral Documents, the Company has secured its obligations under the Note and the Note Documents and each Guarantor has secured its obligations under the Guaranty or the Parent Guaranty by granting to the Holders, a First Priority Lien on substantially all of their right, title and interest in and to the “Collateral” (as defined in the Security Agreement).  The Collateral shall be held by the Collateral Agent for the benefit of the Holders pursuant to the terms of the Collateral Agency Agreement.

6.           Purchase Agreement.

2

The Company issued this Note under the First Lien Purchase Agreement and the First Lien Senior Incremental Notes Agreement.  The terms of this Note include those stated in the First Lien Purchase Agreement and the First Lien Senior Incremental Notes Agreement, including, without limitation, the provisions in the First Lien Purchase Agreement respecting covenants, Events of Default and remedies.

7.           Modification of Notes.

The Notes may be modified as provided in Section 10.3 of the First Lien Purchase Agreement.

8.           Transfer.

This Note is subject to certain transfer restrictions as set forth in the First Lien Purchase Agreement.

9.           Non-Waiver.

No course of dealing between the Company and the Holder of this Note or any delay or failure on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any Holder hereof, except to the extent expressly waived in writing by the Holder hereof.

10.           Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

11.           Successors and Assigns.

All of the covenants, promises and agreements in this Note shall bind the Company’s successors and assigns, whether so expressed or not.

12.           Headings.

The headings of the sections and paragraphs of this Note are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page to Follow]

3

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by a duly authorized officer and to be dated as of the day and year first above written.

NEXTWAVE WIRELESS LLC

By:	/s/
Name:
Title:

4

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 5.18 of the First Lien Purchase Agreement, check the box below:

□ Yes

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 5.18 of the First Lien Purchase Agreement, state the amount you elect to have purchased (if no amount is set forth below you will have elected to have the full amount of the Note purchased by the Company):  $____________

Date:  _______________

Your Signature:________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:___________________________

5

Annex IV

Amended and Restated Exhibit A to Second Lien Purchase Agreement

[See attached.]

Exhibit A

[Form of Note]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THE HOLDER MAY NOT OFFER, SELL, TRANSFER, ASSIGN, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF OR ENCUMBER THE SECURITIES REPRESENTED BY THIS CERTIFICATE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.  THE ISSUER OF THESE SECURITIES MAY REQUEST AN OPINION OF LEGAL COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE ISSUER THAT ANY SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OR ENCUMBRANCE IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER, IF SUCH OFFER, SALE, TRANSFER, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OR ENCUMBRANCE IS NOT PURSUANT TO RULE 144, RULE 144A OR AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT.

REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF OCTOBER 9, 2008 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG THE COMPANY, PARENT, THE SUBSIDIARIES OF THE COMPANY PARTY THERETO, THE BANK OF NEW YORK MELLON, AS FIRST LIEN COLLATERAL AGENT (AS DEFINED THEREIN), THE BANK OF NEW YORK MELLON, AS SECOND LIEN COLLATERAL AGENT (AS DEFINED THEREIN), AND THE BANK OF NEW YORK MELLON, AS THIRD LIEN COLLATERAL AGENT (AS DEFINED THEREIN).  EACH NOTE HOLDER HEREUNDER (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE PAYMENT AND LIEN SUBORDINATION PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AS COLLATERAL AGENT AND ON BEHALF OF SUCH NOTE HOLDER.  THE FOREGOING PROVISIONS ARE INTENDED AS AN INDUCEMENT TO THE NOTE HOLDERS UNDER THE FIRST LIEN PURCHASE AGREEMENT TO EXTEND CREDIT TO THE COMPANY AND SUCH NOTE HOLDERS ARE INTENDED THIRD PARTY BENEFICIARIES OF SUCH PROVISIONS.  IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS NOTE, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL.

THIS NOTE HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR U.S. FEDERAL INCOME TAX PURPOSES.  FOR FURTHER INFORMATION REGARDING THE ISSUE PRICE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE AND THE YIELD TO MATURITY OF THIS NOTE, THE HOLDER OF THIS NOTE SHOULD CONTACT THE OFFICE OF THE CHIEF FINANCIAL OFFICER OF NEXTWAVE WIRELESS LLC AT 12670 HIGH BLUFFS DRIVE, SAN DIEGO, CA 92130, WHO WILL PROMPTLY MAKE SUCH INFORMATION AVAILABLE.

NEXTWAVE WIRELESS LLC
 March 16, 2010

SENIOR-SUBORDINATED SECURED SECOND LIEN NOTE
DUE 2011

No: [___]                                         ORIGINAL PRINCIPAL AMOUNT (“STATED VALUE”)
 U.S. $[__________]

NextWave Wireless LLC, a Delaware limited liability company (and its permitted successors and assigns, the “Company”), for value received, promises to pay to [__________], or its permitted assigns, on the 30th day of November, 2011, the Principal Amount of this Note, plus accrued and unpaid interest hereon to such date of payment.  The Principal Amount of this Note shall be increased on a daily basis by the PIK Amount; provided that the PIK Amount shall compound on each Interest Payment Date, commencing with the first Interest Payment Date following the date hereof.

This Note is a duly authorized issue of Senior-Subordinated Secured Second Lien Notes of the Company, designated as “Senior-Subordinated Secured Second Lien Notes due 2011” (the “Notes”), in the original aggregate principal amount of U.S. $105,263,157 issued under the Second Lien Subordinated Note Purchase Agreement, dated as of October 9, 2008, by and among the Company, NextWave Wireless Inc., the guarantors named therein (the “Guarantors”), the Purchasers named therein, and The Bank of New York Mellon, as Collateral Agent (as amended, restated, modified or supplemented from time to time, the “Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.  This Note shall at all times be secured by the Collateral Documents, guarantied by the Guarantors pursuant to the Guaranty and the Parent Guaranty, and subject to the terms and conditions of the Purchase Agreement.

The Company shall treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes.  The Principal Amount, premium, if any, and interest on this Note is payable when due in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts in the manner set forth in the Purchase Agreement.

The Holder’s determination of the Principal Amount of this Note in accordance with the Purchase Agreement shall be conclusive and binding, absent manifest error.

1.           Optional Redemption.

This Note is subject to optional redemption by the Company as provided in Section 8.1(a) of the Purchase Agreement.

2.           Asset Sales.

This Note is subject to mandatory redemption in connection with certain Asset Sales as provided in Section 5.14 and Section 8.1(b) of the Purchase Agreement.

3.           Change of Control Offers.

This Note is subject to mandatory offers to redeem in connection with a Change of Control as provided in Section 5.18 of the Purchase Agreement.

4.           Guaranty.

Pursuant to the Guaranty and the Parent Guaranty, each Guarantor has unconditionally guarantied the payment of all obligations of the Company under the Notes.

5.           Collateral Documents.

Pursuant to the Collateral Documents, the Company has secured its obligations under the Note and the Note Documents and each Guarantor has secured its obligations under the Guaranty or the Parent Guaranty by granting to the Holders, a Second Priority Lien on substantially all of their right, title and interest in and to the “Collateral” (as defined in the Security Agreement); provided that if no First Lien Obligations are outstanding, such Lien shall have priority over all other Liens in and to such Collateral.  The Collateral shall be held by the Collateral Agent for the benefit of the Holders pursuant to the terms of the Collateral Agency Agreement.

6.           Purchase Agreement.

The Company issued this Note under the Purchase Agreement.  The terms of this Note include those stated in the Purchase Agreement, including, without limitation, the provisions in the Purchase Agreement respecting covenants, Events of Default and remedies.

7.           Modification of Notes.

The Notes may be modified as provided in Section 10.3 of the Purchase Agreement.

8.           Transfer.

This Note is subject to certain transfer restrictions as set forth in the Purchase Agreement.

9.           Non-Waiver.

No course of dealing between the Company and the Holder of this Note or any delay or failure on the part of the Holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any Holder hereof, except to the extent expressly waived in writing by the Holder hereof.

10.           Intercreditor Agreement.

Notwithstanding any provision to the contrary in this Note or the Purchase Agreement, this Note shall be subject in all respects to the provisions of the Intercreditor Agreement.  As a condition to any Person becoming a Holder of this Note, such Person shall execute and deliver an Assumption Agreement.

11.           Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

12.           Successors and Assigns.

All of the covenants, promises and agreements in this Note shall bind the Company’s successors and assigns, whether so expressed or not.

13.           Headings.

The headings of the sections and paragraphs of this Note are inserted for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by a duly authorized officer and to be dated as of the day and year first above written.

NEXTWAVE WIRELESS LLC

By:	/s/
Name:
Title:

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to Section 5.18 of the Purchase Agreement, check the box below:

□ Yes

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 5.18 of the Purchase Agreement, state the amount you elect to have purchased (if no amount is set forth below you will have elected to have the full amount of the Note purchased by the Company):  $____________

Date:  _______________

Your Signature:________________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:___________________________